UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  July 31, 2017

MOTIVATING THE MASSES, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-187554	88-0410660
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5950 La Place Court, Suite 160 Carlsbad, California		92008
(Address of principal executive offices)		(Zip Code)

(760) 931-9400
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 8 – Other Events

Item 8.01 Other Events.

Motivating The Masses, Inc. (the “Company”) filed an Information Statement on Schedule 14C (the “Information Statement”) on May 1, 2017 regarding its annual shareholder meeting for the fiscal year ended December 31, 2016 (“Annual Shareholder Meeting”) to be held on July 31, 2017. The Company has decided to postpone the Annual Shareholder Meeting and will file an amendment to the Information Statement to announce the new meeting date and record date once the Company’s Board of Directors has resolved on the new dates.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOTIVATING THE MASSES, INC.

Date: July 31, 2017	By:	/s/ Scott Ryder
Name: Scott Ryder
Title: Chief Financial Officer